As filed with the U.S. Securities and Exchange Commission on July 11, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2022

The Acquirers Fund

Ticker: ZIG

The Acquirers Fund

The Acquirers Fund

Letter to Shareholders
April 30, 2022 (Unaudited)

Fellow investors,

This is the 2022 annual letter for The Acquirers Fund (“ZIG” or the “Fund”). It’s the first shareholder report since switching to an actively managed strategy in December. It’s also the first following the removal of the short positions held by the Fund. In it we’ll discuss the firm’s investment philosophy, and the reasons for the changes. The information in this letter covers the period from May 1, 2021 through April 30, 2022 (the “current fiscal period”).

The Fund seeks to hold a variety of U.S.-listed stocks with the best risk/return characteristics among those with the lowest potential for total loss. Our objective is not to maximize returns, but to maximize returns for the risks taken while attempting to avoid total losses.

We’re not trying to find the best businesses. We are trying to find the companies at the deepest discount from a conservative valuation and the financial wherewithal to survive come what may. This is deep value investing.

Business and investing are inherently risky. The returns we earn are compensation for bearing the usual risks of equity. In the ordinary course of business, equity gets the residue remaining after all other obligations are met. In a liquidation, equity stands last in line. Our objective is to be well compensated for the risks we bear, and to avoid obvious, uncompensated risks.

One simple way to do this is to avoid stocks with the properties that have in the past led to total losses. The big ones have been too much debt; a reliance on outside financing; a pennies-in-front-of-steam-rollers business model; and managers who make money from shareholders, not with them.

Another simple way at the portfolio level is to avoid leverage, excessive concentration, or overpaying. Removing the short book is another step in that direction. While the shorts might have improved the Fund’s mark-to-market performance in a drawdown, the leveraged nature of a short introduced a small risk of a total loss. By removing that small, but obvious risk, we believe we lower the portfolio’s risk more than we lower the return, thereby improving the overall risk/return ratio. When we make changes to the portfolio we will always seek to incrementally improve its risk/return potential.

Our investment process begins with the Acquirer’s Multiple®, our name for the quick-and-dirty valuation method used by financial acquirers seeking to buy companies whole. We seek operating businesses offered at a price for the enterprise that implies expectations for future profitability lower than the business has delivered historically. We want businesses with a long operating history materially better than the market’s expectations. Our goal is to find those at the widest differential between the market’s

The Acquirers Fund

Letter to Shareholders
April 30, 2022 (Unaudited) (Continued)

expectations and historical results. In doing so we are making an educated guess that the future looks something like the past, as far back as we can see. When that is not true, we will make mistakes.

A business has value only to the extent it is economically profitable. Economic profitability is more than accounting profitability. It is the business’s profitability adjusted for the opportunity cost of the capital used to produce those profits. It is the amount a business earns over and above other, alternative uses of capital. The higher the business’s economic profitability over the full business cycle the greater the value of the business.

Stable or growing economic profits evidence a competitive advantage. Stability also makes it easier, or even possible, to estimate a value for the business. These businesses are rare, and worth a premium to the average business. Most businesses earn returns that are far from stable. They are less likely to possess a competitive advantage. They are also harder to value. Any estimate of their value must be wider to accommodate both good times and bad. These businesses tend to trade cyclically—they may trade at a premium at the top of the cycle and at a discount at the trough. There is both an opportunity and a risk, necessitating a deeper discount and a bigger upside—different sides of the same coin.

We are agnostic to the cyclicality or otherwise of a business. We prefer stable or growing economic profitability, but at a price—one that implies lower expectations. If another, more cyclical stock offers a better risk/return potential, we’ll favor it. In either case, we want businesses that can earn more than their cost of capital over the full business cycle, and we want to buy them when their cost of capital is high—when they’re cheap.

We seek to pay a price that implies a reasonable margin for error for the business. To further minimize the impact of valuation errors, we prefer well-capitalized companies with resilient businesses that generate free cash flows, and managers who put those cash flows to their highest and best use—reinvestment, buybacks, dividends, returns of capital, or acquisitions.

We sell when stocks approach fair value, we find a better opportunity, or we err in our initial estimate of the stock’s prospects. We have made, and expect to continue to make, many sales for the third reason. We believe the tax treatment of an exchange-traded fund (ETF) makes this buy-and-sell strategy more favorable on an after-tax basis than a comparable buy-and-hold strategy in a managed account, mutual fund, or limited partnership.

Stocks become deeply discounted only when there exists some contention about their prospects. The more contentious the future, the deeper the discount. In many instances the market will be right, and we will be wrong. All investing is balancing the

The Acquirers Fund

Letter to Shareholders
April 30, 2022 (Unaudited) (Continued)

magnitude and frequency of gains with the magnitude and frequency of losses. We seek a wide margin of safety to deliver enough return when we are right and to limit the losses when we are wrong.

The switch to active management from passively tracking an index is a change in form, rather than substance. While active might imply a blank canvas, we will continue to follow the same process we followed while the Fund was passive. To reiterate, we apply risk-management principles drawn from both qualitative and quantitative value investment.

Qualitatively, we adhere to the principles of traditional value investment codified by Benjamin Graham. We seek a margin of safety in three ways:

1.	a durable business capable of generating sufficient free cash flows to justify the capital invested in it,

2.	a deep discount to a conservative valuation, and

3.	appropriate capitalization.

The objective of the quantitative value approach is to limit behavioral errors and cognitive biases. We draw from a consistent opportunity set to prevent style drift, diversify the portfolio, restrict position sizes, and regularly rebalance to prevent any holding becoming too big relative to the rest of the portfolio.

Finally, we concentrate into our best ideas. We hold about thirty positions, reweighted equally at each quarterly rebalance. There are other ways to determine position sizes, but we believe they introduce false precision and potentially oversized mistakes. Our goal is mistake and regret minimization.

The Fund benefited from the collapse in high technology, “innovation” stocks beginning in February 2021. The valuation spread measures the difference between the median valuations of the cheapest and most expensive deciles (ten percent) of stocks. The most expensive decile cracked in 2021. This helped the short positions in the Fund. The cheapest decile has remained stubbornly wide relative to the market valuation. At the time of writing, it remains wider than the peak of the 2000 Dot Com bubble, and the trough of the 2009 Global Financial Crisis. The long positions in the Fund have endured this headwind since inception. If and when the valuations in the cheapest decile begin to close, the Fund should enjoy a tailwind.

We don’t invest with any overarching themes or macro views. No one can predict the direction of the market. It can go up or down a lot. How much is unknowable. Sometimes business will slow and multiples compress, and sometimes business will accelerate, and multiples expand. It is unforeseeable, out of our control, and best ignored or assumed. Our aim is to hold a sufficiently diversified portfolio of businesses with the lowest risk of total loss. They’ll have long operating histories evidencing

The Acquirers Fund

Letter to Shareholders
April 30, 2022 (Unaudited) (Continued)

economic returns. We seek a wide differential between the market’s expectations and the business’s historical results. We will regularly rebalance towards those with best risk/reward properties.

Fund and Individual Stock Performance

For the current fiscal period the Fund gained 1.73 percent on a market price basis and 1.87 percent at NAV. For comparison purposes, the S&P 500 Index®, on a total return basis, returned 0.21 percent. The Fund’s best performing long positions were Colgate-Palmolive Company (CL) (17.6 percent), Amgen, Inc. (AMGN) (14.5 percent), and O’Reilly Automotive, Inc. (ORLY) (12.7 percent). The three worst long performers were Quidel Corporation (QDEL) (-21.5 percent), Intel Corporation (INTC) (-19.4 percent), and PacWest Bancorp (PACW) (-18.5 percent). The Fund’s best performing short positions were StoneCo, Ltd. (STNE) (62.0 percent), Beyond Meat, Inc. (BYND) (37.0 percent) and Compass, Inc. (COMP) (36.0 percent). The three worst short performers were Bloom Energy Corporation (BE) (-59.0 percent), EXACT Sciences Corporation (EXAS) (-43.0 percent), and Levi Strauss & Company (LEVI) (-33.0 percent).

Thank you for investment in the Acquirers Fund. We look forward to a continued resurgence for value.

Yours sincerely,
The Acquirers Fund

Tobias E. Carlisle
Principal and Founder
Acquirers Funds, LLC

Must be preceded or accompanied by a prospectus.

The Acquirers Fund is distributed by Quasar Distributors, LLC.

Past Performance does not guarantee future results.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV) and may trade at a discount or premium to NAV. Shares are not individually redeemable from the Fund and may only be acquired or redeemed from the Fund in creation units. Brokerage commissions will reduce returns. Companies with high yield or payout ratio may underperform other securities in certain market conditions and reduce or discontinue paying dividends entirely. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets investments. Investments in mid-cap companies may involve less liquidity and greater volatility than larger companies.

Cash Flow is the net amount of cash and cash-equivalents transferred into and out of a business.

The Acquirers Fund

Letter to Shareholders
April 30, 2022 (Unaudited) (Continued)

S&P 500® Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

It is not possible to invest directly in an index.

For a complete list of Fund holdings, please see the Schedule of Investments. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Acquirers Fund

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns April 30, 2022	1 Year	Since Inception (5/14/2019)
The Acquirers Fund - NAV	1.87%	2.12%
The Acquirers Fund - Market	1.73%	2.13%
S&P 500® Index	0.21%	15.47%

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The Acquirers Fund

Portfolio Allocation
As of April 30, 2022 (Unaudited)

Sector	Percentage of Net Assets
Financial (a)	28.5%
Consumer, Cyclical	22.6
Consumer, Non-cyclical	21.4
Technology	13.2
Industrial	6.6
Basic Materials	3.7
Communications	3.5
Other Assets in Excess of Liabilities	0.5
Short-Term Investments (b)	0.0
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

The Acquirers Fund

Schedule of Investments
April 30, 2022

Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Basic Materials — 3.7%
17,787	Steel Dynamics, Inc.	$1,525,235

	Communications — 3.5%
7,120	Meta Platforms, Inc. - Class A (a)	1,427,346

	Consumer, Cyclical — 22.6%
15,175	Best Buy Company, Inc.	1,364,688
3,731	Domino’s Pizza, Inc.	1,261,078
18,105	DR Horton, Inc.	1,259,927
2,191	O’Reilly Automotive, Inc. (a)	1,328,951
32,368	PulteGroup, Inc.	1,351,688
9,509	Williams-Sonoma, Inc.	1,240,734
12,593	Yum! Brands, Inc.	1,473,507
		9,280,573
	Consumer, Non-cyclical — 21.4%
6,384	Amgen, Inc.	1,488,685
20,262	Colgate-Palmolive Company	1,561,187
19,881	Hologic, Inc. (a)	1,431,233
5,438	Laboratory Corporation of America Holdings (a)	1,306,643
34,667	National Beverage Corporation	1,528,121
8,250	United Therapeutics Corporation (a)	1,464,870
		8,780,739
	Financial — 28.5% (b)
11,111	Allstate Corporation	1,405,986
12,883	Evercore, Inc. - Class A	1,362,377
44,570	Federated Hermes, Inc.	1,269,354
21,876	First American Financial Corporation	1,275,590
42,371	Janus Henderson Group plc	1,291,468
33,660	PacWest Bancorp	1,107,077
24,941	SEI Investments Company	1,389,712
10,336	T. Rowe Price Group, Inc.	1,271,741
79,903	UBS Group AG	1,345,567
		11,718,872

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Schedule of Investments
April 30, 2022 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.5% (Continued)
	Industrial — 6.6%
146,023	GrafTech International, Ltd.	$1,325,889
21,475	Louisiana-Pacific Corporation	1,385,567
		2,711,456
	Technology — 13.2%
39,792	HP, Inc.	1,457,581
31,723	Intel Corporation	1,382,806
16,882	NetApp, Inc.	1,236,607
18,566	Oracle Corporation	1,362,744
		5,439,738
	TOTAL COMMON STOCKS (Cost $46,550,435)	40,883,959

	SHORT-TERM INVESTMENTS — 0.0% (c)
5,000	First American Government Obligations Fund - Class X, 0.22% (d)	5,000
5,000	First American Treasury Obligations Fund - Class X, 0.28% (d)	5,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
	TOTAL INVESTMENTS (Cost $46,560,435) — 99.5%	40,893,959
	Other Assets in Excess of Liabilities — 0.5%	191,297
	NET ASSETS — 100.0%	$41,085,256

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(c)	Represents less than 0.05% of net assets.
(d)	Rate shown is the annualized seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Assets and Liabilities
April 30, 2022

ASSETS
Investments in securities, at value (Cost $46,560,435)	$40,893,959
Receivable for securities sold	657,772
Cash	201,178
Dividends and interest receivable	27,401
Deposits at broker	200
Total assets	41,780,510

LIABILITIES
Payable for capital shares redeemed	662,665
Management fees payable	32,589
Total liabilities	695,254

NET ASSETS	$41,085,256

Net Assets Consist of:
Paid-in capital	$53,748,283
Total distributable earnings (accumulated deficit)	(12,663,027)
Net assets	$41,085,256

Net Asset Value:
Net assets	$41,085,256
Shares outstanding ^	1,550,000
Net asset value, offering and redemption price per share	$26.51

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Operations
For the Year Ended April 30, 2022

INCOME
Dividends +	$706,878
Interest	5
Total investment income	706,883

EXPENSES
Management fees	365,615
Broker interest expense (See Note 2)	50,883
Dividend expense (See Note 2)	11,376
Total expenses	427,874
Net investment income (loss)	279,009

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	4,646,567
Securities sold short	2,840,160
Foreign currency	23
Change in unrealized appreciation (depreciation) on:
Investments	(8,416,452)
Securities sold short	(51,959)
Net realized and unrealized gain (loss) on investments	(981,661)
Net increase (decrease) in net assets resulting from operations	$(702,652)

+	Net of foreign taxes withheld of $6,153.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2022	Year Ended April 30, 2021
OPERATIONS
Net investment income (loss)	$279,009	$(133,254)
Net realized gain (loss) on investments and securities sold short	7,486,750	(475,072)
Change in unrealized appreciation (depreciation) on investments and securities sold short	(8,468,411)	5,650,165
Net increase (decrease) in net assets resulting from operations	(702,652)	5,041,839

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(84,885)	(41,362)
Total distributions to shareholders	(84,885)	(41,362)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,448,275	38,602,618
Payments for shares redeemed	(37,903,024)	(30,525,820)
Net increase (decrease) in net assets derived from capital share transactions (a)	12,545,251	8,076,798
Net increase (decrease) in net assets	$11,757,714	$13,077,275

NET ASSETS
Beginning of year	$29,327,542	$16,250,267
End of year	$41,085,256	$29,327,542

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	1,725,000	1,675,000
Shares redeemed	(1,300,000)	(1,325,000)
Net increase (decrease)	425,000	350,000

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended April 30, 2022		Year Ended April 30, 2021		Period Ended April 30, 2020(1)
Net asset value, beginning of year/period	$26.07		$20.97		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.20		(0.14)		0.09
Net realized and unrealized gain (loss) on investments (3)	0.30		5.28		(4.12)
Total from investment operations	0.50		5.14		(4.03)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.06)		(0.04)		—
Total distributions to shareholders	(0.06)		(0.04)		—

Net asset value, end of year/period	$26.51		$26.07		$20.97
Total return	1.87%		24.55%		-16.13	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$41,085		$29,328		$16,250

RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived to average net assets	1.07	%(8)	2.92%		2.27	%(5)
Expenses after fees waived to average net assets	1.07	%(8)	2.88	%(6)	2.12	%(5)(6)
Expenses excluding dividend and interest expense on short positions before fees waived to average net assets	0.92	%(8)	0.94%		0.94	%(5)
Expenses excluding dividend and interest expense on short positions after fees waived to average net assets	0.92	%(8)	0.90	%(6)	0.79	%(5)(6)
Net investment income (loss) to average net assets	0.70%		-0.60%		0.36	%(5)
Net investment income (loss) excluding dividend and interest expense on short positions before fees waived to average net assets	0.86%		1.34%		1.54	%(5)
Net investment income (loss) excluding dividend and interest expense on short positions after fees waived to average net assets	0.86%		1.38	%(6)	1.69	%(5)(6)
Portfolio turnover rate (7)	86%		233%		207	%(4)

(1)	Commencement of operations on May 14, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Effective from commencement of operations through August 31, 2020, the Adviser contractually agreed to waive 15 basis points (0.15%) of its management fees for the Fund.
(7)	Excludes the impact of in-kind transactions.
(8)	Effective December 7, 2021, the Adviser reduced its management fee from 0.94% to 0.89%.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Notes to Financial Statements

April 30, 2022

NOTE 1 – ORGANIZATION

The Acquirers Fund (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation. Prior to December 7, 2021, the investment objective of the Fund was to track the performance, before fees and expenses, of the Acquirer’s Index (the “Index”). The Fund commenced operations on May 14, 2019.

The end of the reporting period for the Fund is April 30, 2022, and the period covered by these Notes to Financial Statements is the period from May 1, 2021 to April 30, 2022 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on The Nasdaq Stock Market®, Nasdaq Global Select Markets® and Nasdaq Capital Market Exchange® (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$40,883,959	$—	$—	$40,883,959
Short-Term Investments	10,000	—	—	10,000
Total Investments in Securities	$40,893,959	$—	$—	$40,893,959

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities and covers of securities sold short are determined on

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

a specific identification basis. Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.

Short Positions. Prior to December 7, 2021, and the change in investment strategy, the Fund sold securities it does not own in anticipation of a decline in the fair value of those securities (e.g., short sales not against the box). When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividend and interest expense paid by the Fund, if any, are displayed in the Expenses section of the Statement of Operations.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

F.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

G.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

H.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and primarily relate to differing book and tax treatments of redemptions in-kind.

For the fiscal year ended April 30, 2022, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(5,939,759)	$5,939,759

During the fiscal year ended April 30, 2022, the Fund realized $5,939,759 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

J.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Acquirers Funds, LLC (the “Adviser”), serves as the investment adviser and prior to December 7, 2021, served as the index provider to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Toroso Investments, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Prior to May 17, 2021, CSat Investment Advisory, L.P., doing business as Exponential ETFs served as the Sub-Adviser to the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.89% of the Fund’s average daily net assets. Prior to December 7, 2021, the Adviser was paid at a rate of 0.94% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$46,744,836	$38,301,301

During the current fiscal period, there were no purchases or sales of U.S. Government securities by the Fund.

During the current fiscal period, in-kind transactions associated with creations and redemptions for the Fund were as follows:

In-Kind Purchases	In-Kind Sales
$49,790,957	$37,679,850

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at April 30, 2022 were as follows:

Tax cost of investments	$47,055,534
Gross tax unrealized appreciation	$303,895
Gross tax unrealized depreciation	(6,465,470)
Net tax unrealized appreciation (depreciation)	(6,161,575)
Undistributed ordinary income	149,390
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(6,650,842)
Distributable earnings (accumulated deficit)	$(12,663,027)

The differences between the cost basis for financial statement and federal income tax purposes are primarily due to timing differences in recognizing wash sales.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2022, the Fund did not elect to defer any post-October capital losses or late year ordinary losses.

As of April 30, 2022, the Fund had a short-term capital loss carryforward of $6,350,403 and a long-term capital loss carryforward of $300,439. These amounts do not have an expiration date. During the current fiscal period, the Fund utilized $1,617,332 of capital loss carryforward that was available as of April 30, 2021.

The tax character of distributions paid by the Fund during the fiscal years ended April 30, 2022 and April 30, 2021, was as follows:

	Year Ended April 30, 2022	Year Ended April 30, 2021
Ordinary Income	$84,885	$41,362

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee is $250, payable to the Custodian.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

The Acquirers Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Acquirers Fund and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Acquirers Fund (the “Fund”), a series of ETF Series Solutions, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

The Acquirers Fund

Report of Independent Registered Public Accounting Firm
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 29, 2022

The Acquirers Fund

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

The Acquirers Fund

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	56	None

The officers of the Trust conduct and supervise its daily businesses. The address of each officer of the Trust is c/o U.S. Bank Global Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Isabella K. Zoller Born: 1994	Secretary	Indefinite term; since 2021 (other roles since 2020)

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).

The Acquirers Fund

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)	Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.acquirersfund.com.

The Acquirers Fund

Expense Example

For the Six-Months Ended April 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

The Acquirers Fund

Expense Example

For the Six-Months Ended April 30, 2022 (Unaudited) (Continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 917.30	$4.52
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.08	$4.76

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.95% multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

The Acquirers Fund

Approval of Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 20-21, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Acquirers Fund, LLC (the “Adviser”) and the Trust, on behalf of The Acquirers Fund (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written updates on the firm over the course of the year with respect to its role as investment adviser to the Fund, and the Board considered that information alongside the Materials in its evaluation of the Adviser’s fees and other aspects of the Advisory Agreement. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund, noting that on December 7, 2021, the Fund switched from operating as a passively managed index fund with a long-short investment strategy to an actively managed, long-only, value strategy fund. The Board noted that it had received a copy of the Adviser’s registration

The Acquirers Fund

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered the services currently provided by the Adviser to the Fund, such as oversight of the Fund’s sub-adviser, monitoring the Fund’s adherence to its investment restrictions and compliance with the Fund’s policies and procedures and applicable securities regulations, as well as the extent to which the Fund achieves its investment objective as an actively managed fund. The Board also considered the Fund’s transition from an index fund to an actively managed fund, and from a long-short strategy to a long-only strategy, noting the impact of these changes on the Adviser’s services as well as its oversight functions with respect to the Fund’s sub-adviser.

Historical Performance. The Board noted that information regarding the Fund’s performance for various time periods had been included in the Materials. The Board considered the Fund’s past investment performance, including for periods ended December 31, 2021. Prior to December 7, 2021, the Fund’s underlying index was The Acquirer’s Index, which was constructed with a 100% net equity exposure (130% long, 30% short) composed of 30 undervalued large-cap U.S. stocks and 30 short positions in overvalued large-cap U.S. stocks. The Board noted that, for each of the one-year and since inception periods, the Fund underperformed its underlying index. The Board also noted that the Fund outperformed the S&P 500 Total Return Index for the one-year period, but the Fund significantly underperformed the same benchmark for the since inception period. The S&P 500 Total Return Index provides an indication of the performance of U.S. large-cap companies. In its evaluation of the Fund’s performance, the Board took into consideration the Fund’s change, in December 2021, to an actively managed fund employing a long-only investment strategy and that, going forward from that date, the Fund’s performance would be gauged on that basis.

The Board also received a report comparing the performance results of the Fund with the returns of a group of comparable actively managed funds selected by an independent third party (the “Peer Group”) as well as Morningstar’s US Fund Large Blend category (the “Category Peer Group”). The Board noted that the Fund outperformed all funds in Peer Group for the one-year period ended December 31, 2021. The Board further noted that, for the one-year period ended December 31, 2021, the Fund’s performance was in the top quartile of the Category Peer Group. Additionally, at the Board’s request, the Adviser identified the Fund’s most direct competitors and selected a peer group of comparable funds (the “Selected Peer Group”). The Board observed that the Selected Peer Group was based on ETFs having concentrated portfolios that focus on mid- and large-cap value U.S. equities. The Board considered that the Fund had better performance than nearly all the funds in the Selected Peer Group for the

The Acquirers Fund

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

one-year period ended December 31, 2021. In considering the peer group performance information presented to it, the Board took into account that, prior to December 7, 2021, the Fund was managed to track an index that offered a long-short strategy and that, in connection with future reviews of the Advisory Agreement, the Board would assess the Fund’s performance as an actively managed fund with long-only exposure.

Cost of Services Provided and Economies of Scale. The Board then reviewed the Fund’s net expense ratio, the full amount of which was the “unified fee” (described below). The Board noted, however, that prior to December 7, 2021 when the Fund changed from a long-short index-based fund to an actively-managed, long-only fund, the Fund’s net expense ratio included the costs associated with obtaining the short equity exposure dictated by the index, which costs were in addition to the amount of the unified fee. After December 7, 2021, the Fund’s net expense ratio no longer included those additional costs and, further, the Board noted that the Adviser previously had agreed to reduce the amount of the unified fee in connection with the change in the Fund’s strategy. In its evaluation, the Board considered the Fund’s net expense ratio as in effect starting on December 7, 2021. On this basis, the Board compared the Fund’s net expense ratio to its Peer Group, Category Peer Group and Selected Peer Group. The Board noted that the Fund’s unified fee was slightly above the range of management fees charged by the other funds in the Peer Group and was within the range of the funds’ net expense ratios in the Peer Group. The Board further observed that the Fund’s unified fee was above the average net expense ratio of the Category Peer Group and within the range of the funds’ net expense ratios in the Selected Peer Group.

The Board took into consideration that the Adviser would continue to charge a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. In this regard, the Board considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the “unified fee” arrangement. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund at various Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the amount and

The Acquirers Fund

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

structure of the Fund’s unitary fee might result in a sharing of those economies with Fund shareholders. The Board noted its intention to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The Acquirers Fund

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

The Acquirers Fund

Federal Tax Information

(Unaudited)

For the fiscal year ended April 30, 2022, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions that qualified for the corporate dividend received deduction for the fiscal year ended April 30, 2022 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or on the Fund’s website at www.acquirersfund.com. The Fund’s portfolio holdings are posted on its website at www.acquirersfund.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.acquirersfund.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

The Acquirers Fund

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.acquirersfund.com.

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Adviser

Acquirers Funds, LLC
609 Deep Valley Drive, Suite 200
Rolling Hills, California 90274

Sub-Adviser

Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

The Acquirers Fund

Symbol – ZIG
CUSIP – 26922A263

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Acquirers Fund

	FYE 4/30/2022	FYE 4/30/2021
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

The Acquirers Fund

	FYE 4/30/2022	FYE 4/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

The Acquirers Fund

Non-Audit Related Fees	FYE 4/30/2022	FYE 4/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Janet D. Olsen and Leonard M. Rush.

b)	Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/11/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/11/2022

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	7/11/2022